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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) of our report dated January 23, 1998, with respect to the consolidated financial statements of Document Sciences Corporation incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                        /s/ ERNST & YOUNG LLP
                                        ERNST & YOUNG LLP


San Diego, California
July 23, 1998